                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement                [_] Confidential, For Use by the
[_] Definitive Proxy Statement                 Commission Only (as permitted by
[_] Definitive Additional Materials            Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12


                            The Capitol Mutual Funds
                             d/b/a Nations Reserves

         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
         -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(4) Date Filed:  N/A
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Notes:

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 653-9427
                                January 14, 2002

DEAR SHAREHOLDER:

            We are pleased to invite you to special meetings of shareholders of Nations Bond Fund, Nations California Municipal Bond Fund, Nations California Tax-Exempt Reserves, Nations Cash Reserves, Nations Emerging Markets Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Government Reserves, Nations Intermediate Municipal Bond Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Growth Fund, Nations Money Market Reserves, Nations Municipal Income Fund, Nations Municipal Reserves, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Short-Term Municipal Income Fund, Nations SmallCap Index Fund, Nations Small Company Fund, Nations Strategic Income Fund, Nations Tax Exempt Fund, Nations Treasury Reserves and Nations Value Fund (the "Funds"). The meetings will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings"). At the Meetings, you will be asked to approve the reorganization (the "Reorganization") of your Fund into a successor mutual fund (a "Successor Fund") in Nations Funds Trust, another registered investment company within the Nations Funds family.

            Other than Nations Tax Exempt Fund, each Successor Fund will have the same name, investment objective, principal investment strategies and investment risks as those of your current Fund and the Reorganization will not result in any change to the total operating expense ratios that currently apply to your Fund (both before and after waivers and expense reimbursements).

            For Nations Tax Exempt Fund shareholders, the name of your Successor Fund will be changed to Nations Tax-Exempt Reserves. It will have the same investment objective, principal investment strategies and investment risks as Nations Tax Exempt Fund, and the Reorganization will not result in any change to the total operating expense ratios that currently apply to your Fund (after waivers and expense reimbursements).

            The Reorganization will not cause a change to the investment adviser and sub-adviser who manage your Fund. In addition, the features and services that are available to you today as a shareholder will continue to be available to you as a Successor Fund shareholder after the Reorganization.

            THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

            The Reorganization offers several potential benefits. First, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. As part of the broader initiative, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family in this fashion may lead to additional cost savings by reducing accounting, legal and securities registration costs.

            Also, the Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trust (like Nations Fund Trust or Nations Reserves) or a Maryland corporation (like Nations Fund, Inc.). Finally, each Successor Fund will have more flexibility in its investment policies than your current Fund, including policies that permit it to adopt a "master-feeder" structure. A master-feeder structure, if adopted in the future (for those Funds that haven't already adopted this structure), would allow a Successor Fund to access other distribution channels that might not otherwise be available, thereby potentially achieving additional economies of scale and other benefits that come from greater asset size.

            If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund will be reorganized into its corresponding Successor Fund on or about May 10, 2002 (except Nations California Municipal Bond Fund, Nations Small Company Fund and Nations Value Fund, which are expected to be Reorganized on or about May 17,
2002) when Fund shares will be exchanged for shares of a designated class of shares of the corresponding Successor Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law, and shareholders (except those of Nations Bond Fund, Nations Cash Reserves, Nations MidCap Growth Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Strategic Income Fund and Nations Value Fund) are not expected to bear any of the customary costs of the Reorganization, because of fee waiver and/or expense reimbursement arrangements.

            The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Boards are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

            We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

             Sincerely,

                           A. MAX WALKER

                           President and Chairman of the Boards of
                           Nations Fund Trust, Nations Fund, Inc.
                           and Nations Reserves

            YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------------
Two Quick And Easy Ways To Submit Your Proxy

    As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement ("Proxy Statement") select one of the following quick and easy methods to submit your proxy - accurately and quickly.

    Vote on-line                                                       Vote By Toll-Free Phone Call
    1. Read the enclosed Proxy Statement and have                      1. Read the enclosed Proxy Statement and have
       your Proxy Ballot(s)* at hand.                                  your Proxy Ballot(s)* at hand.
    2. Go to Web site www.proxyvote.com                                2. Call toll-free 1-800-690-6903.
    3. Enter the 12-digit Control Number found on                      3. Enter the 12-digit Control Number found on
       your Proxy Ballot(s).                                           your Proxy Ballot(s).
    4. Submit your proxy using the easy-to-follow                      4. Submit your proxy using the easy-to-follow
       instructions.                                                   instructions.


* Do not mail the Proxy Ballot(s) if submitting your proxy by Internet or telephone.

--------------------------------------------------------------------------------

                               NATIONS FUND TRUST

                               NATIONS FUND, INC.

                                NATIONS RESERVES

                            ONE BANK OF AMERICA PLAZA

                             101 SOUTH TRYON STREET

                         CHARLOTTE, NORTH CAROLINA 28255

                            TELEPHONE: (800) 653-9427

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                          To Be Held on March 27, 2002

SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Bond Fund, Nations California Municipal Bond Fund, Nations California Tax-Exempt Reserves, Nations Cash Reserves, Nations Emerging Markets Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Government Reserves, Nations Intermediate Municipal Bond Fund, Nations LargeCap Index Fund, Nations Managed Index Fund, Nations MidCap Growth Fund, Nations Money Market Reserves, Nations Municipal Income Fund, Nations Municipal Reserves, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Short-Term Municipal Income Fund, Nations SmallCap Index Fund, Nations Small Company Fund, Nations Strategic Income Fund, Nations Tax Exempt Fund, Nations Treasury Reserves and Nations Value Fund (the "Funds") will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your Fund into a corresponding successor fund.

            ITEM 2. Such other business as may properly come before the meetings or any adjournment(s).

            THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND THE BOARD OF DIRECTORS OF NATIONS FUND, INC. UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

            Shareholders of record as of the close of business on December 27, 2001 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

            SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY, AND ON BEHALF OF, THE BOARDS OF TRUSTEES OF NATIONS FUND TRUST AND NATIONS RESERVES AND BY THE BOARD OF DIRECTORS OF NATIONS FUND, INC. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR
PROXIES: 1) BY TELEPHONE AT (800) 690-6903; OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.


                                                                        By Order of the Boards of Directors and Trustees,

                                                                        RICHARD H. BLANK, JR.
                                                                        Secretary of Nations Fund Trust, Nations Fund, Inc.
                                                                        and Nations Reserves

January 14, 2002

                                 PROXY STATEMENT
                             Dated January 14, 2002

                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                                NATIONS RESERVES
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 653-9427

            For ease of use, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy Statement in Appendix A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement.

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of the Trust, the Company and Reserves at the Meetings of the Funds. The Meetings have been called to consider the following proposal:

            ITEM 1. A proposed Reorganization Agreement dated as of January 1, 2002 that provides for the reorganization of your Fund into a corresponding Successor Fund.

            ITEM 2. Such other business as may properly come before the Meetings or any adjournment(s).

            Each Successor Fund is referred to as a "successor" because each was created to receive the assets and liabilities and to continue the operations of its corresponding Fund. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in a Successor Fund will be considered substantially the same as an investment in its corresponding Fund.

            Additional information about the Funds is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. All of this information is in documents filed with the SEC. The Funds' annual reports to shareholders for the fiscal year ended March 31, 2001 and semi-annual reports to shareholders for the fiscal period ended September 30, 2001 previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 321-7854. These documents also are available on the SEC website at www.sec.gov.

            Shareholders may, after the Reorganization, obtain copies of the prospectuses and Statements of Additional Information relating to the Successor Funds without charge by calling (800) 321-7854 or by writing Nations Funds at the address set forth above.

            It is expected that this Proxy Statement will be mailed to shareholders on or about January 14, 2002.

                               THE REORGANIZATION

            The Boards have called the Meetings to ask shareholders to consider and vote on one proposal - approval of the Reorganization Agreements. Please be sure to read the entire Proxy Statement to determine how the Reorganization would affect your investment before casting your vote. There are certain aspects of the Reorganization of the Tax Exempt Fund that differ from the Reorganization of the other Funds. Tax Exempt Fund shareholders should read the important note below.

Description of the Proposal

            At the Meetings, the shareholders of each of the Funds will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the Closing are met, shareholders will receive shares of the same class of the corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be liquidated and, if shareholders of all Funds approve the Reorganization of their Funds (and shareholders of all other funds of the Trust, the Company and Reserves also approve separate reorganizations of their funds), the Trust, the Company and Reserves will be de-registered under the 1940 Act and dissolved under state law.

            Except for Tax Exempt Fund, each Successor Fund will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as its corresponding Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes of shares, except for Tax Exempt Fund (which is discussed in the note below). Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Funds differ in some respects from the Funds, and these differences are described in more detail below.

--------------------------------------------------------------------------------

               Special Note for Tax Exempt Fund Shareholders Only

The Reorganization of the Tax Exempt Fund differs from the Reorganization of the other Funds primarily in three ways: 1) the name of the Tax Exempt Fund will change to Nations Tax-Exempt Reserves. This change will not result in a change to the Fund's investment objective, principal investment strategies or investment risks. Nor will this name change result in any change to the Fund's investment adviser or sub-adviser or other service providers after the Reorganization; 2) the class of shares into which Tax Exempt Fund shareholders will be reorganized will be different; and 3) a limited number of Fund policies and shareholder services will be different.

For more information about the Reorganization of the Tax Exempt Fund, see "Comparison of Tax Exempt Fund and its Successor Fund" and Appendix B to this Proxy Statement.

--------------------------------------------------------------------------------


Description of the Reorganization Agreements

            The Reorganization Agreements are the governing documents of the Reorganization. Among other things, each Reorganization Agreement provides for:
(i) the transfer of all of the assets and liabilities of a Fund to its corresponding Successor Fund in exchange for shares of equal value of the designated classes of the Successor Fund; and (ii) the distribution of Successor Fund shares to Fund shareholders in liquidation of their Fund. Each Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no regulatory barriers have been issued by the SEC. The completion of the Reorganization also is conditioned upon the Trust, the Company, Reserves and Nations Funds Trust, as applicable, receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law.

            Each Reorganization Agreement provides that the Reorganization may be abandoned at any time before Closing by any party to a Reorganization Agreement if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of a Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board of the Trust, the Company, Reserves or Nations Funds Trust, as applicable, and with or without the approval of shareholders, amend any of the provisions of the respective Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the respective Board with or without the approval of shareholders). Additionally, each Reorganization Agreement provides that the Reorganization of one Fund is not conditioned upon the Reorganization of any other Fund.

            Upon completion of the Reorganization, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Successor Fund. Each Reorganization Agreement provides that a Fund will only bear the expenses of the Reorganization to the extent that the Fund's operating expenses have not exceeded certain "caps" that have been put in place. Because of these caps, it is expected that only some of the Funds, including Bond Fund, Cash Reserves, MidCap Growth Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund and Value Fund, will bear the costs associated with the Reorganization, including solicitation costs. Because these Funds are currently operating below the expense caps that have been put in place or do not have expense caps, Bond Fund is expected to pay approximately $85,000; Cash Reserves is expected to pay approximately $470,000; MidCap Growth Fund is expected to pay approximately $96,000; Short-Intermediate Government Fund is expected to pay approximately $99,000; Short-Term Income Fund is expected to pay approximately $83,000; Strategic Income Fund is expected to pay approximately $94,000; and Value Fund is expected to pay approximately $113,000 in costs associated with the Reorganization.

            All Funds may, however, bear certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money or extraordinary expenses, that may be associated with the Reorganization.

            A copy of each Reorganization Agreement is available at no charge by calling (800) 653-9427 or writing Nations Funds at the address listed on the first page of the Proxy Statement. Copies of any Reorganization Agreement are also available at the SEC's website (www.sec.gov).

Reasons for the Reorganization and Other Considerations

         o The Nations Funds Family Reorganization - The Reorganization is the final phase of a broader initiative begun two years ago to streamline the operations of the Nations Funds Family. A primary goal of the initiative is to reduce the number of registered investment companies in the Nations Funds Family without necessarily impacting investment alternatives. This final phase combines all of the remaining Funds of the Trust, the Company and Reserves into series of Nations Funds Trust. Management and the Boards believe that operating fewer registered investment companies offers potential efficiencies and benefits to shareholders over the long-term. These efficiencies and benefits include potential cost savings from the reduction of accounting, legal, filing and securities registration costs. If shareholders of the Funds approve the Reorganization (and shareholders of all of the other funds of the Trust, the Company and Reserves approve similar reorganizations), management will de-register and dissolve the Trust, the Company and Reserves.

                  The Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Maryland corporation (like the Company) or Massachusetts business trusts (like the Trust and Reserves). Also, as part of Nations Funds Trust, the Successor Funds will be governed under a more flexible charter document which can be amended by Nations Funds Trust's Board without the necessity of soliciting shareholders, thereby saving costs relating to proxy solicitations on certain routine matters.

                  Specifically, the Successor Funds will have greater flexibility in their investment policies, including policies that, for example, permit them to:

            >> adopt a "master-feeder" structure. A master-feeder structure will only be adopted if the Board of Nations Funds Trust approves such a change as being in the interests of a Successor Fund and its shareholders. In evaluating this change, the Board will consider both the potential benefits and disadvantages of this type of structure. One potential advantage is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing and administering a larger combined pool of assets, which can come from other distribution channels -- such as private investment companies or offshore fund investors -- that would not otherwise be available to stand-alone mutual funds. One potential disadvantage is that if there are other feeders in the master portfolio, a Successor Fund's voting impact on the master portfolio could be diminished. Additionally, if the Successor Fund were to withdraw its investment from the master portfolio, such withdrawal could result in a distribution in kind of portfolio securities (as opposed to cash) by the master portfolio to the Successor Fund. That distribution could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Successor Fund's investment portfolio. In addition, if securities were distributed, the Successor Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain adverse tax consequences for a shareholder.

            >> participate in interfund lending among the Nations Funds Family. Management expects to file an exemptive application with the SEC that will permit funds in the Nations Funds Family to lend to and borrow money from each other for temporary purposes. At any particular time, the Funds may need to borrow money for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade "fail" in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes. The Funds currently have a line of credit with their custodian, which is designed to cover reasonably anticipated borrowing needs. The rate of interest that is paid by the Funds when they borrow is significantly higher than the rate that would be earned by them on repurchase agreements. The lending arrangements are expected to reduce the Successor Funds' potential borrowing costs and enhance the ability of the lending Successor Funds to earn higher rates of interest on their short-term lendings.

                     Certain of the Funds' fundamental investment policies currently prohibit the Funds from participating in the proposed interfund lending arrangements. The Successor Funds, however, have adopted fundamental investment policies that will allow them to take advantage of these arrangements, assuming that the SEC issues an exemptive order.

         o Achieving economies of scale for certain Funds - In addition to the reasons cited above, an additional reason for the Reorganization of California Municipal Bond Fund, Intermediate Municipal Bond Fund, MidCap Growth Fund and Short-Intermediate Government Fund is that management expects that their corresponding Successor Funds may experience a significant increase in assets from the conversions of common trust funds that are currently not part of the Nations Funds Family. Although it is not possible to predict whether the trustee of the common trust funds will approve these transactions, if consummated, management should be able to offer Successor Fund shareholders lower total operating expense ratios because of the economies of scale that would be expected to result from larger asset size.

Board Consideration

            The Boards of the Trust, the Company and Reserves unanimously voted to approve the Reorganization Agreements at special meetings held on October 10, 2001. During deliberations, the Boards (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds Family; (2) the various aspects and terms of the Reorganization and the Reorganization Agreements; (3) that total operating expense ratios (before and after waivers and/or reimbursements) charged to each Successor Fund class after the Reorganization would be no higher than that of the corresponding Fund class prior to the Reorganization, except for Tax Exempt Fund; (4) that for Tax Exempt Fund shareholders, Successor Fund total operating expense ratios (before waivers and/or reimbursements) would be higher and total operating expense ratios (after waives and/or reimbursements) would be no higher after the Reorganization; (5) that the investment objectives, principal investment strategies and investment risks of the Funds and their corresponding Successor Funds are identical; (6) that, except for Tax Exempt Fund, shareholders will experience no change in shareholder services; (7) that the Successor Funds as part of Nations Funds Trust will have greater flexibility in their investment policies and will be governed under a more flexible charter document which could be amended by the Board of Nations Funds Trust without the necessity of soliciting shareholders, thereby potentially saving future costs relating to proxy solicitations on certain routine matters; (8) the anticipated tax-free nature of the exchange of shares in the Reorganization; (9) that, to the extent Funds and their shareholders will bear the expenses of the Reorganization, the Boards considered that such costs were justified by the potential benefits of the Reorganization. In this regard, the Boards also considered that BA Advisors and other service providers currently waive fees and/or reimburse expenses for many of the Funds; and (10) any potential benefits of the Reorganization, if any, to other persons, including BA Advisors and its affiliates (e.g., the benefit of consolidating resources within BA Advisors and its affiliates).

     Based upon their evaluation of the information presented to them, and in light of the fiduciary duties under federal and state law, the Boards of the Trust, the Company and Reserves including all of the non-interested Directors/Trustees, determined that participation in the Reorganization, as contemplated by the respective Reorganization Agreements, was in the best interests of each Fund, and that the shares of each Fund will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Nations Funds Trust, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by each Reorganization Agreement, was in the best interests of the Successor Funds and that the shares of the Successor Funds will not be diluted as a result of the Reorganization.

     THE BOARDS OF THE TRUST, THE COMPANY AND RESERVES UNANIMOUSLY RECOMMEND THAT FUND SHAREHOLDERS VOTE TO APPROVE THEIR REORGANIZATION AGREEMENT.

Comparison of the Funds and Successor Funds

     As noted above, there are some differences between the Funds and their corresponding Successor Funds, which are summarized below:

   o After the Reorganization, Fund shareholders will hold shares in series of Nations Funds Trust, a registered investment company in the Nations Funds Family. Unlike the Trust and Reserves, which are Massachusetts business trusts, and the Company, which is a Maryland corporation, Nations Funds Trust is a Delaware business trust.

   o The Funds and the Successor Funds will have somewhat different fundamental investment policies. As part of Nations Funds Trust, the Successor Funds will have greater flexibility in their investment policies.

            There are additional differences between Tax Exempt Fund and its Successor Fund, Tax-Exempt Reserves. For a discussion of these differences see "Comparison of Tax Exempt Fund and its Successor Fund" and also Appendix B.

Comparison of Forms of Business Organization

            Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow. All of the Funds, except Small Company Fund, are series of a Massachusetts business trust. Small Company Fund is a series of a Maryland corporation. The Successor Funds are series of a Delaware business trust. While there are few differences among these forms of organization, one advantage of a Delaware business trust is its potential for greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and greater certainty about any operational restrictions.

            The following discussion outlines some of the differences between the Trust and Reserves (which are Massachusetts business trusts), the Company (which is a Maryland corporation) and Nations Funds Trust (which is a Delaware business trust).

   o The Board of Trustees. The Board of Nations Funds Trust has eleven Trustees, ten of whom currently serve as Board members of the Trust, the Company and Reserves, with the eleventh currently serving in an advisory capacity to the Board of the Trust, the Company and Reserves.

   o Governing Law. Unlike Maryland corporate law and Massachusetts business trust law, the Delaware Business Trust Act has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument (discussed below) of a Delaware business trust. For example, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series. Maryland law allows the same. However, although remote, this is a potential risk that a series of a Massachusetts business trust may be liable for the debts of another of its series.

                        In addition, Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act, are among the nation's most highly respected and have an expertise in corporate matters. Accordingly, there is a well-established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

   o Governing Documents. Maryland corporations are typically governed by organizational documents called articles of incorporation and by-laws. Massachusetts business trusts and Delaware business trusts are governed by similar sets of documents, typically called a declaration of trust and by-laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, a majority of all outstanding shares of the Company generally must approve its dissolution. In contrast, the Declaration of Trust of Nations Funds Trust generally provides that Nations Funds Trust, or any series of Nations Funds Trust, may be dissolved at any time by the Board of Nations Funds Trust upon written notice to shareholders. In addition, Nations Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Nations Funds Trust will be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Successor Funds may save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although shareholders of a Successor Fund of Nations Funds Trust may no longer have certain rights, it is anticipated that the Successor Funds will benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

                        In general, the attributes of a share of beneficial interest in the case of a Massachusetts business trust are comparable to those of a share of beneficial interest of a Delaware business trust, such as Nations Funds Trust, i.e., shares of all are entitled to one vote per share held and fractional votes for fractional shares held.

   o Shareholder Liability. Under Maryland law, shareholders are not personally liable for the debts of a Fund. Under Massachusetts law, shareholders may, in certain circumstances, be held personally liable for the debts and obligations of a Massachusetts business trust. Under Delaware law, shareholders of a Delaware business trust like Nations Funds Trust are not personally liable for the debts and obligations of such trust.

Comparison of Investment Policies and Restrictions

            The Successor Funds also will have a more streamlined set of fundamental investment policies than the Funds. Some of the Funds' current fundamental investment policies may limit their portfolio management team from investing in a security (such as the sale of a security short) that is both consistent with a Fund's investment objective and also believed to be a good investment. One reason for changing some of the fundamental investment policies is to remove these restrictions that unnecessarily hamper the portfolio management team's investment discretion. Some of these restrictions were originally put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives and are, accordingly, no longer necessary.

            In addition, the Funds currently have fundamental investment policies that prohibit them from participating in interfund lending arrangements. The Successor Funds, however, have fundamental investment policies that will permit them to take part in these arrangements. Assuming that the SEC grants an exemptive order that the Nations Funds Family is expected to apply for, the Successor Funds may be able to experience substantial cost savings for temporary lending or borrowing activities.

            Another reason that management wishes to change the Funds' fundamental investment policies is its desire to migrate towards uniform investment policies for all funds in the Nations Funds Family. Uniform policies could lead to efficiencies in administering the Funds' activities, including ensuring compliance with law and internal procedures.

            The Funds and Successor Funds have identical non-fundamental investment policies.

            For a detailed comparison of the fundamental investment policies of the Funds and the Successor Funds, see Appendix C to this Proxy Statement.

Comparison of Advisory and Other Service Arrangements and Fees

            With the exception of Tax Exempt Fund, the Funds and the Successor Funds have the same service providers and the same fee arrangements. Immediately after the Reorganization, these service providers are expected to continue to serve the Successor Funds in the capacities indicated below and the fee arrangements will remain unchanged.

            Service Providers for the Funds and the Successor Funds

            Investment Adviser                                BA Advisors
            Investment Sub-Adviser                            BACAP; Gartmore (for Emerging Markets Fund)
            Distributor                                       Stephens Inc.
            Co-Administrator                                  BA Advisors
            Co-Administrator                                  Stephens Inc.
            Sub-Administrator                                 The Bank of New York
            Custodian                                         The Bank of New York
            Transfer Agent                                    PFPC Inc.
            Sub-Transfer Agent                                Bank of America (for Primary A shares only)
            Independent Accountants                           PricewaterhouseCoopers LLP

            BA Advisors and the Successor Funds are seeking an exemptive order from the SEC that would permit BA Advisors to engage a different or additional sub-adviser for a Successor Fund, to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the Board of Nations Funds Trust, but without submitting the sub-advisory change to a vote of the Successor Fund's shareholders, under certain circumstances. If this exemptive order is granted and the Reorganization is approved, BA Advisors or the Successor Funds will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Unless and until this exemptive order is granted and the proposed Reorganization is approved, consistent with applicable law, the Funds and Successor Funds will continue to submit any sub-advisory change to shareholders for approval.

Comparison of Fees and Expenses

            The Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or expense reimbursements) of the various classes, except for Tax Exempt Fund. The changes to the expense ratios of Tax Exempt Fund are discussed in Appendix B.

     Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

            After the Reorganization, Fund shareholders will hold shares of the same class of the Successor Fund that they held in each Fund, except for Tax Exempt Fund (whose Reorganization is discussed below). For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Successor Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.

Comparison of Tax Exempt Fund and its Successor Fund

              As noted above, the Reorganization of the Tax Exempt Fund differs from the Reorganization of the other Funds primarily in three ways: 1) the name of the Tax Exempt Fund will change to Tax-Exempt Reserves. This change will not result in a change to the Fund's investment objective, principal investment strategies or investment risks. Nor will this name change result in any change to the Fund's investment adviser or sub-adviser or other service providers after the Reorganization; 2) the class of shares into which Tax Exempt Fund shareholders will be reorganized will be a different share class; and 3) some of the purchase, distribution, exchange policies and other shareholder transactions and services will be different.

            As a result of the Reorganization, Primary A shareholders would become Trust Class shareholders; Primary B shareholders would become Investor Class shareholders; Daily shareholders would become Daily Class shareholders; Investor A shareholders would remain Investor A shareholders; Investor B shareholders would become Investor Class shareholders; and Investor C shareholders would become Investor Class shareholders. These changes will result (depending upon class) in either higher or lower total operating expense ratios (before waivers and/or expense reimbursements). See Appendix B for more information on the changes to fees and expenses. However, in no case will total operating expense ratios (after waivers and/or expense reimbursements) change as a result of the Reorganization.

            Some of these changes are discussed below.

           How Shares Are Priced and How Orders Are Processed
           --------------------------------------------------

           All transactions are based on the price of a Fund's shares--or its net asset value per share. Net asset value per share is calculated at the times indicated below. Orders to buy, sell and exchange shares are processed on business days, which generally are days that the Federal Reserve Bank of New York and the New York Stock Exchange are open. Orders received by Stephens Inc., PFPC Inc., or their agents by the time shown below on a business day (unless a Fund or Successor Fund closes early) will receive that day's net asset value per share. Orders received after these times will receive the next business day's net asset value per share. The Funds or Successor Funds may refuse any order to buy or exchange shares. If this happens, the Funds will return any money received.

                                                                                      Orders Received by this Time Will
                                                                                     ----------------------------------
                                 Shares Are Priced at this Time:                      Receive that Day's Net Asset Value:
                                 -------------------------------                      -----------------------------------



Tax Exempt Fund                                         12 Noon, Eastern time                                12 Noon, Eastern time

Tax-Exempt Reserves (successor)                         [          ], Eastern time                       [           ], Eastern time


     Purchase, Redemption, Distribution and Exchange Policies and Other
     ------------------------------------------------------------------
Shareholder Transactions and Services
-------------------------------------

            Daily Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Daily Shares are substantially similar to those of the corresponding Successor Fund's Daily Class Shares, with the following exceptions:

     >>     Distribution (12b-1) fees - Stephens Inc., the Fund's
            --------------------------
            distributor, and selling agents are compensated for selling shares under distribution plans. For such services, these service providers may receive a maximum distribution (12b-1) fee from the Daily Shares of 0.45%; they may receive a maximum distribution (12b-1) fee from the Daily Class Shares of 0.35%.

     >>     Exchange features - [                            ].
            -----------------

             Investor A Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Investor A Shares are substantially similar to those of the corresponding Successor Fund's Investor A Shares, with the following exceptions:

     >>     Administration fees - BA Advisors, its affiliates and/or other
            -------------------
financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Investor A Shares of 0.10%. The Fund's Investor A Shares do not have a shareholder administration plan.

     >>     Exchange features - [                                   ].
            -----------------

             Investor B Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Investor B Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following exceptions:

     >>     Exchange features - [                                   ].
            -----------------

            Investor C Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Investor C Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following exceptions:

     >>     Distribution fees - Stephens Inc., the Fund's distributor, and
            -----------------
selling agents are compensated for selling shares under distribution plans. For such services, these service providers may receive a maximum distribution (12b-1) fee from the Successor Fund's Investor Class Shares of 0.10%. The Fund's Investor C Shares do not have a distribution (12b-1) plan.

     >>     Exchange features - [                                        ].
            -----------------

            Primary A Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Primary A Shares are substantially similar to those of the corresponding Successor Fund's Trust Class Shares, with the following exceptions:

            Administration fees - BA Advisors, its affiliates and/or other
            -------------------
            financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Trust Class Shares of 0.10%. The Fund's Primary A Shares do not have a shareholder administration plan.

   >>       Exchange features - [             ].
            -----------------


            Primary B Shares of Tax Exempt Fund:

            The purchase, redemption, distribution and exchange policies of the Primary B Shares are substantially similar to those of the corresponding Successor Fund's Investor Class Shares, with the following exceptions:

   >>       Administration fees - BA Advisors, its affiliates and/or other
            -------------------
            financial institutions and intermediaries may receive a fee for providing certain shareholder administration services. For such services, these entities may receive a maximum shareholder administration fee from the Successor Fund's Investor Class Shares of 0.10%. The Fund's Primary B Shares do not have a shareholder administration plan.

   >>       Exchange features - [ ].
            -----------------

   >>       Other compensation - Selling and servicing agents also may receive
            ------------------
            in connection with the Successor Fund's Trust Class Shares: a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Investor Class Shares. The Fund's Primary B Shares do not pay this type of compensation.

Material Federal Income Tax Consequences

            As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law.

            The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon his or her particular situation. A Fund shareholder also may be subject to special rules not discussed below if they are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.

            Neither the Trust, the Company, Reserves nor Nations Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

            The Reorganization, with respect to each Fund and its corresponding Successor Fund, is intended to qualify as a "reorganization" for federal income tax purposes. In this regard, the obligation of the Funds and the Successor Funds to consummate the Reorganization is conditioned upon the receipt by the Trust, the Company, Reserves and Nations Funds Trust of an opinion of Morrison & Foerster LLP reasonably acceptable to the Trust, the Company, Reserves and Nations Funds Trust substantially to the effect that the Reorganization, with respect to each Fund and its corresponding Successor Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and, in such connection, that the Fund and its corresponding Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies:

            o Neither the Funds, the Successor Funds nor their respective shareholders will recognize any gain or loss pursuant to the Reorganization.

            o A Fund shareholder's aggregate tax basis for the Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

            o A Fund shareholder's holding period for the Successor Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

            The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Trust, the Company, Reserves, on behalf of their respective Funds, and Nations Funds Trust, on behalf of the Successor Funds, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that the Trust, the Company, Reserves and/or Nations Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

            Regardless of whether the acquisition of the assets and liabilities of each Fund by the corresponding Successor Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Fund shareholders.

            Since its formation, each Fund and Successor Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Fund and Successor Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

                                 VOTING MATTERS

General Information

            This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by, and on behalf of, the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust, the Company and Reserves also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by phone at (800) 690-6903; or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to Nations Funds at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

            Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust, the Company, Reserves or Nations Funds Trust. In addition, ___________ may be paid on a per-call basis to solicit shareholders on behalf of the Funds at an anticipated cost of approximately $______ for Bond Fund, $______ for California Municipal Bond Fund, $______ for California Tax-Exempt Reserves, $______ for Cash Reserves, $______ for Emerging Markets Fund, $______ for Florida Intermediate Municipal Bond Fund, $______ for Florida Municipal Bond Fund, $______ for Government Reserves, $______ for Intermediate Municipal Bond Fund, $______ for LargeCap Index Fund, $______ for Managed Index Fund, $______ for MidCap Growth Fund, $______ for Money Market Reserves, $______ for Municipal Income Fund, $______ for Municipal Reserves, $______ for Short-Intermediate Government Fund, $______ for Short-Term Income Fund, $______ for Short-Term Municipal Income Fund, $______ for SmallCap Index Fund, $______ for Small Company Fund, $______ for Strategic Income Fund, $______ for Tax Exempt Fund, $______ for Treasury Reserves and $______ for Value Fund.

            Only shareholders of record at the close of business on December 27, 2001 will be entitled to vote at the Meetings. On that date the following were the number shares outstanding and entitled to vote for each Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

            ___________ Bond Fund
            ___________ California Municipal Bond Fund
            ___________ California Tax-Exempt Reserves
            ___________ Cash Reserves
            ___________ Emerging Markets Fund
            ___________ Florida Intermediate Municipal Bond Fund
            ___________ Florida Municipal Bond Fund
            ___________ Government Reserves
            ___________ Intermediate Municipal Bond Fund
            ___________ LargeCap Index Fund
            ___________ Managed Index Fund
            ___________ MidCap Growth Fund
            ___________ Money Market Reserves
            ___________ Municipal Income Fund
            ___________ Municipal Reserves
            ___________ Short-Intermediate Government Fund
            ___________ Short-Term Income Fund
            ___________ Short-Term Municipal Income Fund
            ___________ SmallCap Index Fund
            ___________ Small Company Fund
            ___________ Strategic Income Fund
            ___________ Tax Exempt Fund
            ___________ Treasury Reserves
            ___________ Value Fund

            If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

Quorum

            A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

            In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve the Reorganization Agreement are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies for a reasonable period in order to obtain a requisite vote. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

            For Bond Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Intermediate Municipal Bond Fund, LargeCap Index Fund, Managed Index Fund, MidCap Growth Fund, Municipal Income Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Short-Term Municipal Income Fund, SmallCap Index Fund, Strategic Income Fund, Tax Exempt Fund and Value Fund shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the outstanding shares of a Fund. For California Municipal Bond Fund, California Tax-Exempt Reserves, Cash Reserves, Emerging Markets Fund, Government Reserves, Money Market Reserves, Municipal Reserves and Treasury Reserves shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the shares of a Fund present in person or by proxy. For Nations Small Company Fund shareholders, their Reorganization Agreement must be approved by the affirmative vote of at least a majority of the shares of the Fund present in person or by proxy, and to dissolve the Company the affirmative vote of at least a majority of the outstanding shares of the Company voting in the aggregate.

            The Reorganization of any Fund is not conditioned upon the Reorganization of any other Fund. Accordingly, it is possible that one or more Fund(s)' shareholders will not approve the Reorganization and such Fund(s) will not be reorganized. In this event, the Board(s) will consider what further action is appropriate.

            A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

            The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of a Fund as of November 30, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust, the Company or Reserves to own such shares beneficially is designated by an asterisk.

            [5% table to be inserted]

            For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of December 27, 2001, Bank of America had voting control of _____% of the outstanding shares of [insert Fund name]. Accordingly, Bank of America may be considered to "control" such Funds. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Funds' shareholders will approve the proposed items.

            As of December 27, 2001, the officers and Board members of the Trust, the Company and Reserves as a group did not own more than 1% of any class of any Fund.

Annual Meetings and Shareholder Meetings

            Neither the Trust, the Company, Reserves nor Nations Funds Trust presently holds annual meetings of shareholders for the election of Trustees/Directors and other business unless otherwise required by the 1940 Act.

                                   APPENDIX A

                                    Glossary

Term Used in Proxy Statement                        Definition
----------------------------                        ----------
1933 Act .........................................  Securities Act of 1933, as amended
1934 Act .........................................  Securities Exchange Act of 1934, as amended
1940 Act .........................................  Investment Company Act of 1940, as amended

Adviser ..........................................  BA Advisors, BACAP and/or Gartmore, as the context may require
BA Advisors ......................................  Banc of America Advisors, LLC
BACAP ............................................  Banc of America Capital Management, LLC
Bank of America ..................................  Bank of America, N.A.
Board ............................................  Any one Board of Trustees/Directors of the Trust, the Company,
                                                    Reserves or Nations Funds Trust
Boards ...........................................  One or more of the Boards of Trustees/Directors of the Trust, the
                                                    Company, Reserves or Nations Funds Trust
Bond Fund ........................................  Nations Bond Fund
California Municipal Bond Fund ...................  Nations California Municipal Bond Fund
California Tax-Exempt Reserves ...................  Nations California Tax-Exempt Reserves
Cash Reserves ....................................  Nations Cash Reserves
Closing ..........................................  Closing of the Reorganization, expected to occur on May 10,
                                                    2002, except for California Municipal Bond Fund, Small
                                                    Company Fund and Value Fund and Cash Reserves, which is
                                                    expected to occur on May 17, 2002
Code .............................................  Internal Revenue Code of 1986, as amended
Company ..........................................  Nations Fund, Inc.
Companies ........................................  the Company, the Trust, Reserves and Nations Funds Trust
Emerging Markets Fund ............................  Nations Emerging Markets Fund
Florida Intermediate Municipal Bond Fund .........  Nations Florida Intermediate Municipal Bond Fund
Florida Municipal Bond Fund ......................  Nations Florida Municipal Bond Fund
Fund(s) ..........................................  Nations Bond Fund, Nations California Municipal Bond Fund,
                                                    Nations California Tax-Exempt Reserves, Nations Cash
                                                    Reserves, Nations Emerging Markets Fund, Nations Florida
                                                    Intermediate Municipal Bond Fund, Nations Florida Municipal
                                                    Bond Fund, Nations Government Reserves, Nations Intermediate
                                                    Municipal Bond Fund, Nations LargeCap Index Fund, Nations
                                                    Managed Index Fund, Nations MidCap Growth Fund, Nations
                                                    Money Market Reserves, Nations Municipal Income Fund,
                                                    Nations Municipal Reserves, Nations Short-Intermediate
                                                    Government Fund, Nations Short-Term Income Fund, Nations
                                                    Short-Term Municipal Income Fund, Nations SmallCap Index
                                                    Fund, Nations Small Company Fund, Nations Strategic Income
                                                    Fund, Nations Tax Exempt Fund, Nations Treasury Reserves and
                                                    Nations Value Fund
Gartmore .........................................  Gartmore Global Partners
Government Reserves ..............................  Nations Government Reserves
Intermediate Municipal Bond Fund .................  Nations Intermediate Municipal Bond Fund
LargeCap Index Fund ..............................  Nations LargeCap Index Fund
Managed Index Fund ...............................  Nations Managed Index Fund
Meeting(s) .......................................  The shareholder meetings of the Funds that will be held jointly at
                                                    10:00 a.m., Eastern time, on March 27, 2002, at One Bank of
                                                    America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte,

                                                    North Carolina
MidCap Growth Fund ...............................  Nations MidCap Growth Fund
Money Market Reserves ............................  Nations Money Market Reserves
Municipal Income Fund ............................  Nations Municipal Income Fund
Municipal Reserves ...............................  Nations Municipal Reserves
Nations Funds or Nations Funds Family ............  The fund complex that includes the Companies
Proxy Statement ..................................  This Proxy Statement
Reorganization ...................................  The reorganization of the Fund(s) into the Successor Fund(s)
Reorganization Agreement(s) ......................  One or more of the:  Agreement and Plan of Reorganization dated January 1, 2002 by and between Nations Fund Trust, on behalf of its Funds, and Nations Funds Trust, on behalf of the
                                                    Successor Funds; Agreement and Plan of Reorganization dated
                                                    January 1, 2002 by and between Nations Fund, Inc., on behalf of its Funds, and Nations Funds Trust, on behalf of the Successor
                                                    Funds; and Agreement and Plan of Reorganization dated January
                                                    1, 2002 by and between Nations Reserves, on behalf of its Funds, and Nations Funds Trust, on behalf of the Successor Funds
Reserves .........................................  The Capitol Mutual Funds d/b/a Nations Reserves
SEC ..............................................  United States Securities and Exchange Commission
Short-Intermediate Government Fund ...............  Nations Short-Intermediate Government Fund
Short-Term Income Fund ...........................  Nations Short-Term Income Fund
Short-Term Municipal Income Fund .................  Nations Short-Term Municipal Income Fund
SmallCap Index Fund ..............................  Nations SmallCap Index Fund
Small Company Fund ...............................  Nations Small Company Fund
Strategic Income Fund ............................  Nations Strategic Income Fund
Successor Fund(s) ................................  Nations Bond Fund (successor), Nations California Municipal
                                                    Bond Fund (successor), Nations California Tax-Exempt Reserves
                                                    (successor), Nations Cash Reserves (successor), Nations
                                                    Emerging Markets Fund (successor), Nations Florida
                                                    Intermediate Municipal Bond Fund (successor), Nations Florida
                                                    Municipal Bond Fund (successor), Nations Government Reserves
                                                    (successor), Nations Intermediate Municipal Bond Fund
                                                    (successor), Nations LargeCap Index Fund (successor), Nations
                                                    Managed Index Fund (successor), Nations MidCap Growth Fund
                                                    (successor), Nations Money Market Reserves (successor),
                                                    Nations Municipal Income Fund (successor), Nations Municipal
                                                    Reserves (successor), Nations Short-Intermediate Government
                                                    Fund (successor), Nations Short-Term Income Fund (successor),
                                                    Nations Short-Term Municipal Income Fund (successor), Nations
                                                    SmallCap Index Fund (successor), Nations Small Company Fund
                                                    (successor), Nations Strategic Income Fund (successor), Nations
                                                    Tax-Exempt Reserves (successor), Nations Treasury Reserves
                                                    (successor) and Nations Value Fund (successor)
Tax Exempt Fund ..................................  Nations Tax Exempt Fund
Tax-Exempt Reserves (successor) ..................  Nations Tax-Exempt Reserves, the Successor Fund to Tax
                                                    Exempt Fund
Treasury Reserves ................................  Nations Treasury Reserves
Trust ............................................  Nations Fund Trust
Value Fund .......................................  Nations Value Fund

                                   APPENDIX B

                      Expense Summaries of Tax Exempt Fund

            The following tables describe the fees and expenses associated with holding Tax Exempt Fund and its corresponding Successor Fund shares. In particular, the tables (a) compare the fees and expenses as of August 31, 2001, for each class of Tax Exempt Fund and the corresponding class of its Successor Fund, and (b) show the estimated fees and expenses for the Successor Fund on a pro forma basis after giving effect to the Reorganization.

            The fund operating expense levels shown in this Proxy Statement assume net asset levels as of August 31, 2001; pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

            The pro forma expense presentations are not shown for any other Funds or Successor Funds because in each such case fees and expenses for the Successor Fund would remain exactly the same as that of its corresponding Fund prior to the Reorganization.

Primary A Shares/Trust Class

                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the
      original purchase price or net asset value...                               none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Shareholder administration fees...                                          0.00%                        0.10%
o     Other expenses...                                                           0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     0.33%                        0.38%
o     Fee waivers and/or reimbursements...                                       (0.03%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.30%                        0.30%
                                                                                  =====                        =====
------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary A Shares of the Fund or Trust Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                  1 year      3 years    5 years    10 years
Tax Exempt Fund                       $31         $103       $182       $415
Tax-Exempt Reserves (successor)       $31         $114       $205       $473

Primary B Shares/Investor Class

                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the original purchase price or net asset value...
                                                                                  none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Distribution (12b-1) and/or shareholder servicing fees...                   0.25%                        0.35%
o     Other expenses...                                                           0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     0.58%                        0.63%
o     Fee waivers and/or reimbursements...                                       (0.03%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.55%                        0.55%
                                                                                  =====                        =====

------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Primary B Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                   1 year     3 years    5 years    10 years
Tax Exempt Fund                        $56        $183       $321       $723
Tax-Exempt Reserves (successor)        $56        $194       $343       $779

Investor A Shares

                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the
      original purchase price or net asset value...                               none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Shareholder administration fees ...                                         0.00%                        0.10%
o     Distribution (12b-1) and/or shareholder servicing fees...                   0.35%                        0.35%
o     Other expenses ...                                                          0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     0.68%                        0.73%
o     Fee waivers and/or reimbursements...                                       (0.03%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.65%                        0.65%
                                                                                  =====                        =====
------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor A Shares of the Fund or Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                   1 year    3 years   5 years   10 years
Tax Exempt Fund                        $66       $215      $376      $844
Tax-Exempt Reserves (successor)        $66       $225      $398      $899

Investor B Shares/Investor Class
                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the
      original purchase price or net asset value...                               none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Distribution (12b-1) and/or shareholder servicing fees...                   0.35%                        0.35%
o     Other expenses...                                                           0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     0.68%                        0.63%
o     Fee waivers and/or reimbursements...                                       (0.13%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.55%                        0.55%
                                                                                  =====                        =====
------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor B Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                   1 year    3 years     5 years    10 years
Tax Exempt Fund                        $56       $204        $366       $834
Tax-Exempt Reserves (successor)        $56       $194        $343       $779

Investor C Shares/Investor Class
                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the
      original purchase price or net asset value...                               none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Distribution (12b-1) and/or shareholder servicing fees...                   0.35%                        0.35%
o     Other expenses...                                                           0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     0.58%                        0.63%
o     Fee waivers and/or reimbursements...                                       (0.03%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.55%                        0.55%
                                                                                  =====                        =====
------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Investor C Shares of the Fund or Investor Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                   1 year    3 years    5 years    10 years
Tax Exempt Fund                        $56       $183       $321       $723
Tax-Exempt Reserves (successor)        $56       $194       $343       $779

Daily Shares/Daily Class

                                                                                                               Tax-Exempt
                                                                                                               Reserves
                                                                                  Tax Exempt Fund              (successor)
                                                                                  ---------------              -----------
Shareholder Fees
(fees paid directly from your investment)
o     Maximum sales charge (load) imposed on purchases, as a % of
      offering price...                                                           none                         none
o     Maximum deferred sales charge (load) as a % of the lower of the
      original purchase price or net asset value...                               none                         none

Annual Fund Operating Expenses
(Expenses that are deducted from the Fund's assets)
o     Management fees...                                                          0.20%                        0.15%
o     Distribution (12b-1) and/or shareholder servicing fees...                   0.70%                        0.60%
o     Other expenses...                                                           0.13%                        0.13%
                                                                                  -----                        -----
o     Total annual Fund operating expenses...                                     1.03%                        0.88%
o     Fee waivers and/or reimbursements...                                       (0.23%)                      (0.08%)
                                                                                  -------                      -------
o     Total net expenses/1/...                                                    0.80%                        0.80%
                                                                                  =====                        =====
------------------------------
/1/The Funds' investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

Example
This example is intended to help you compare the cost of investing in the Fund and Successor Fund with the cost of investing in other mutual funds. This example assumes: you invest $10,000 in Daily Shares of the Fund or Daily Class Shares of the Successor Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund or Successor Fund; your investment has a 5% return each year; the Fund's and Successor Fund's operating expenses remain the same as shown in the table above; and the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                   1 year    3 years     5 years    10 years
Tax Exempt Fund                        $82       $305        $546       $1,239
Tax-Exempt Reserves (successor)        $82       $273        $480       $1,077

                                   APPENDIX C
         Comparison of Fundamental Policies and Limitations of the Funds
                             and the Successor Funds

Fundamental Investment Policies and Limitations

Bond Fund, Florida Intermediate Municipal Bond               Their Successor Funds may not:
Fund, Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index Fund,
Strategic Income Fund, Tax Exempt Fund and Value
Fund may not:
------------------------------------------------------------------------------ ----- ----------------------------------------------
1.  Underwrite securities issued by any other person,        1.  Underwrite any issue of securities within the
    except to the  extent that the purchase of securities        meaning of the 1933 Act except when it might
    and the later disposition of  such securities in             technically be deemed to be an underwriter either
    accordance with the Fund's investment program                (a) in connection with the disposition of a
    may be deemed an underwriting. This restriction              portfolio security, or (b) in connection with the
    shall not limit a  Fund's ability to invest in               purchase of securities directly from the issuer
    securities issued by other registered investment             thereof  in accordance with its investment
    companies.                                                   objective. This restriction shall not limit the
                                                                 Fund's ability to invest in securities issued by
                                                                 other registered investment companies.


2.  Invest in real estate or real estate limited             2.  Purchase or sell real estate, except a Fund may
    partnership interests.  (A Fund may, however,                purchase securities of issuers which deal or invest
    purchase and sell securities secured by real estate          in real estate and may purchase securities which
    or interests therein or issued by issuers which              are secured by real estate or interests in real
    invest in real estate or interests therein.)  This           estate.
    restriction does not apply to real estate
    limited partnerships listed on a national stock exchange
    (e.g., the NYSE).

3.  Purchase or sell commodity contracts except that         3.  Purchase or sell commodities, except that a Fund
    each Fund may, to the extent appropriate under               may to the extent consistent with its investment
    its investment policies, purchase publicly traded            objective, invest in securities of companies that
    securities of companies engaging in whole or                 purchase or sell commodities or which invest in
    in part in such activities, may enter into futures           such programs, and purchase and sell options,
    contracts and related options, may engage in                 forward contracts, futures contracts, and options
    transactions on a when-issued or forward                     on futures contracts.  This limitation does not
    commitment basis, and may enter into forward                 apply to foreign currency transactions including
    currency contracts in accordance with its                    without limitation forward currency contracts.
    investment policies.

Bond Fund, Florida Intermediate Municipal Bond Fund,       Their Successor Funds may not:
Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index Fund,
Strategic Income Fund, Tax Exempt Fund and Value
Fund may not:
------------------------------------------------------------------------------ ----- ----------------------------------------------

4.  Make loans, except that a Fund may purchase and        4.  Make loans, except to the extent permitted by the
    hold debt instruments (whether such instruments            1940 Act, the rules and regulations thereunder
    are part of a public offering or privately placed),        and any exemptive relief obtained by the Funds.
    may enter into repurchase agreements and may
    lend portfolio securities in accordance with its
    investment policies.

5.  Borrow money or issue senior securities as             5.  Borrow money or issue senior securities except to
    defined in the 1940 Act except that (a) a Fund             the extent permitted by the 1940 Act, the rules
    may borrow money from banks for temporary                  and regulations thereunder and any exemptive
    purposes in amounts up to one-third of the value           relief obtained by the Funds.
    of such Fund's total assets at the time of   be
    borrowing, provided that borrowings in excess of
    5% of the value of such Fund's total assets will
    repaid prior to the purchase of additional
    portfolio securities by such Fund, (b) a Fund may
    enter into commitments to purchase securities in
    accordance with the Fund's investment program,
    including delayed delivery and when-issued
    securities, which commitments may be
    considered the issuance of senior securities, and
    (c) a Fund may issue multiple classes of shares
    in accordance with SEC regulations or exemptions
    under the 1940 Act.  The purchase or sale of
    futures contracts and related options shall not be
    considered to involve the borrowing of money
    or issuance of senior securities.  Each Fund may
    enter into reverse repurchase agreements or dollar
    roll transactions.  The purchase or sale of futures
    contracts and related options shall not
    be considered to involve the borrowing of money or
    issuance of senior securities.

Bond Fund, Florida Intermediate Municipal Bond               Their Successor Funds may not:
Fund, Florida Municipal Bond Fund, Intermediate
Municipal Bond Fund, LargeCap Index Fund,
Managed Index Fund, MidCap Growth Fund,
Municipal Income Fund, Short-Intermediate
Government Fund, Short-Term Income Fund, Short-
Term Municipal Income Fund, SmallCap Index Fund,
Strategic Income Fund, Tax Exempt Fund and Value
Fund may not:
------------------------------------------------------------------------------ ----- ----------------------------------------------

6.  Purchase any securities which would cause 25%            6.  Purchase any securities which would cause 25%
    or more of the valueof the Fund's total assets at            or more of the value of its total assets at the time
    the time of such purchase to be invested in the              of purchase to be invested in the securities of one
    securities of one or more issuers conducting their           or more issuers conducting their principal
    principal activities in the same industry, provided          business activities in the same industry, provided
    that this limitation does not apply to investments           that: (a) there is no limitation with respect to
    in obligations issued or guaranteed by the U.S.              obligations issued or guaranteed by the U.S.
    Government, any state or territory of the  United            Government, any state or territory of the United
    States, or any of their agencies, instrumentalities          States, or any of their agencies, instrumentalities
    or political subdivisions.  In addition, this                or political subdivisions, and (b) notwithstanding
    limitation does not  apply to investments by                 this limitation or any other fundamental
    "money market funds" as that term is used  under             investment limitation, assets may be invested in
    the 1940 Act, in obligations of domestic banks.              the securities of one or more management
                                                                 investment copies to the extent permitted by the
                                                                 1940 Act, the rules and regulations thereunder
                                                                 and any exemptive relief obtained by the Funds.

7.  Except for Florida Intermediate Municipal Bond           7.  Purchase securities (except securities issued
    Fund and Florida  Municipal Bond Fund, purchase              or guaranteed by the U.S. Government, its agencies
    securities of any one issuer (other than U.S.                or instrumentalities) of any one issuer if, as a
    Government Obligations) if, immediately after                result, more than 5% of its total assets will be
    such purchase, more than 5% of the value of such             invested in the securities of such issuer or it
    Fund's total assets would be invested in the                 would own more than 10% of the voting
    securities of such issuer, except that up to 25% of          securities of such issuer, except that (a) up to
    the value of the Fund's total assets may be                  25% of its total assets may be invested without
    invested without regard to these limitations and             regard to these limitations and (b) a Fund's assets
    with respect to 75% of such Fund's assets, such              may be invested in the securities of one or more
    Fund will not hold more than 10% of the voting               management investment companies to the extent
    securities of any issuer.                                    permitted by the 1940 Act, the rules and
                                                                 regulations thereunder and any exemptive relief
                                                                 obtained by the Funds.
8.  Purchase any securities on margin (except for            8.  No corresponding fundamental investment policy
    such short-term  credits as are necessary for the
    clearance of purchases and sales of portfolio
    securities) or sell any securities short (except
    against the box.) For purposes of this restriction,
    the deposit or payment by the Fund of initial or
    maintenance margin connection with futures
    contracts and related options and options on
    securities is not considered to be the purchase of
    a security on margin.

Small Company Fund may not:                                          Its Successor Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------

1. Underwrite securities issued by any other person,                 1. Underwrite any issue of securities within the
   except to the extent that the purchase of securities                 meaning of the 1933 Act except when it might
   and the later disposition of such securities in                      technically be deemed to be an underwriter
   accordance with the Fund's investment program                        either (a) in connection with the disposition
   may be deemed an underwriting. This restriction                      of a portfolio security, or (b) in connection
   shall not limit a Fund's ability to invest in                        with the purchase of securities directly from
   securities issued by other registered                                the issuer thereof in accordance with its
   investment companies. objective.                                     investment This restriction shall not limit
                                                                        the Fund's ability to invest in securities
                                                                        issued by other registered investment
                                                                        companies.

2. Invest in real estate or real estate limited                      2. Purchase or sell real estate, except a Fund
   partnership interests. (A Fund may, however,                         may purchase securities of issuers which deal
   purchase and sell securities secured by real                         or invest in real estate and may purchase
   estate or interests therein or issued by                             securities which are secured by real estate
   issuers which invest in real estate or                               or interests in real estate.
   interests therein.) This restriction does not
   apply to real estate limited partnerships
   listed on a national stock exchange (e.g.,
   the NYSE).

3. Purchase or sell commodity contracts except                       3. Purchase or sell commodities, except that a
   that each Fund may, to the extent appropriate                        Fund may to the extent consistent with its
   under its investment policies, purchase                              investment objective, invest in securities of
   publicly traded securities of companies                              companies that purchase or sell commodities
   engaging in whole or in part in such                                 or which invest in such programs, and
   activities, may enter into futures contracts                         purchase and sell options, forward contracts,
   and related options, may engage in                                   futures contracts, and options on futures
   transactions on a when-issued or forward                             contracts. This limitation does not apply to
   commitment basis, and may enter into forward                         foreign currency transactions including
   currency contracts in accordance with its                            without limitation forward currency
   investment policies.                                                 contracts.

4. Make loans, except that a Fund may purchase
   and hold debt instruments (whether such instruments               4. Make loans, except to the extent permitted by
   are part of a public offering or privately placed),                  the 1940 Act, the rules and regulations thereunder
   may enter into repurchase agreements and may                         and any exemptive relief obtained by the Funds.
   lend portfolio securities in accordance with its
   investment policies.

5. Borrow money except as a temporary measure                        5. Borrow money or issue senior securities
   for extraordinary or emergency purposes or                           except to the extent permitted by the 1940
   except in connection with reverse repurchase                         Act, the rules and regulations thereunder and
   agreements and mortgage rolls; provided that                         any exemptive relief obtained by the Funds.
   the respective Fund will maintain asset
   coverage of 300% for all borrowings.


Small Company Fund may not:                                            Its Successor Fund may not:
     ------------------------------------------------------------------------------------------------------------------------------
6.   Purchase any securities which would cause                         6.   Purchase any securities which would cause
     25% or more of the value of the Fund's total                           25% or more of the value of its total assets
     assets at the time of purchase to be invested                          at the time of purchase to be invested in the
     in the securities of one or more issuers                               securities of one or more issuers conducting
     conducting their principal business                                    their principal business activities in the
     activities in the same industry, provided                              same industry, provided that: (a) there is no
     that: (a) there is no limitation with respect                          limitation with respect to obligations issued
     to (i) instruments issued or guaranteed by                             or guaranteed by the U.S. Government, any
     the United States, any state, territory or                             state or territory of the United States, or
     possession of the United States, the District                          any of their agencies, instrumentalities or
     of Columbia or any of their authorities,                               political subdivisions, and (b)
     agencies, instrumentalities or political                               notwithstanding this limitation or any other
     subdivisions and (ii) repurchase agreements                            fundamental investment limitation, assets may
     secured by the instruments described in                                be invested in the securities of one or more
     clause (i); (b) wholly-owned finance                                   management investment copies to the extent
     companies will be considered to be in the                              permitted by the 1940 Act, the rules and
     industries of their parents if their                                   regulations thereunder and any exemptive
     activities are primarily related to financing                          relief obtained by the Funds.
     the activities of the parents; and (c)
     utilities will be divided according to their
     services, for example, gas, gas transmission,
     electric and gas, electric and telephone will
     each be considered a separate industry or
     (iii) with respect to the Small Company Fund,
     instruments issued by domestic branches of
     U.S. Banks. Purchase or sell real estate,
     except that the Fund may purchase securities
     of issuers which deal in real estate and may
     purchase securities which are secured by
     interest in real estate.


7.   Purchase any securities on margin (except for                     7.   No corresponding fundamental investment
     such short-term credits as are necessary for                           policy
     the clearance of purchases and sales of
     portfolio securities) or sell any securities
     short (except against the box.) For purposes
     of this restriction, the deposit or payment
     by the Fund of initial or maintenance margin
     connection with futures contracts and related
     options and options on securities is not
     considered to be the purchase of a security
     on margin.

Small Company Fund may not:                                            Its Successor Fund may not:
-----------------------------------------------------------------------------------------------------------------------------------
8.   Purchase securities of any one issuer                             8.   Purchase securities (except securities
     (other than securities issued or guaranteed                            issued or guaranteed by the U.S. Government,
     by the U.S. Government, its agencies or                                its agencies or instrumentalities) of any one
     instrumentalists or certificates of deposit                            issuer if, as a result, more than 5% of its
     for any such securities) if, immediately                               total assets will be invested in the
     after such purchase, more than 5% of the                               securities of such issuer or it would own
     value of the Fund's total assets would be                              more than 10% of the voting securities of
     invested in the securities of such issuer, or                          such issuer, except that (a) up to 25% of its
     more than 10% of the issuer's outstanding                              total assets may be invested without regard
     voting securities would be owned by the Fund                           to these limitations and (b) a Fund's assets
     or the Company; except that up to 25% of the                           may be invested in the securities of one or
     value of a Fund's total assets may be                                  more management investment companies to the
     invested without regard to the foregoing                               extent permitted by the 1940 Act, the rules
     limitations. For purposes of this limitation,                          and regulations thereunder and any exemptive
     (a) a security is considered to be issued by                           relief obtained by the Funds.
     the entity (or entities) whose assets and
     revenues back the security and (b) a
     guarantee of a security shall not be deemed
     to be a security issued by the guarantor when
     the value of securities issued and guaranteed
     by the guarantor, and owned by the Fund, does
     not exceed 10% of the value of the Fund's
     total assets. Each Fund will maintain asset
     coverage of 300% or maintain a segregated
     account with its custodian bank in which it
     will maintain cash, U.S. Government
     Securities or other liquid high grade debt
     obligations equal in value to its borrowing.


Cash Reserves, Government Reserves, Municipal                        Their Successor Funds may not:
Reserves and Treasury Reserves may not:
-----------------------------------------------------------------------------------------------------------------------------------
1.   Act as an underwriter of securities of                          1.   Underwrite any issue of securities within
     other issuers except as it may be deemed an                          the meaning of the 1933 Act except when it
     underwriter in selling a Fund security.                              might technically be deemed to be an
                                                                          underwriter either (a) in connection with the
                                                                          disposition of a portfolio security, or (b)
                                                                          in connection with the purchase of securities
                                                                          directly from the issuer thereof in
                                                                          accordance with its investment objective.
                                                                          This restriction shall not limit the Fund's
                                                                          ability to invest in securities issued by
                                                                          other registered investment companies.


2.   Purchase or sell real estate, real estate                       2.   Purchase or sell real estate, except a Fund
     limited partnership interests, commodities or                        may purchase securities of issuers which deal
     commodities contracts.                                               or invest in real estate and may purchase
                                                                          securities which are secured by real estate
                                                                          or interests in real estate.

3.   See No. 2 above                                                 3.   Purchase or sell commodities, except that a
                                                                          Fund may to the extent consistent with its
                                                                          investment objective, invest in securities of
                                                                          companies that purchase or sell commodities
                                                                          or which invest in such programs, and
                                                                          purchase and sell options, forward contracts,
                                                                          futures contracts, and options on futures
                                                                          contracts. This limitation does not apply to
                                                                          foreign currency transactions including
                                                                          without limitation forward currency
                                                                          contracts.

4.   Make loans, except that (a) a Fund may                          4.   Make loans, except to the extent permitted by
     purchase or hold debt instruments in                                 the 1940 Act, the rules and regulations
     accordance with its investment objective and                         thereunder and any exemptive relief obtained
     policies; (b) may enter into repurchase                              by the Funds.
     agreement and non-negotiable time deposits,
     provided that repurchase agreements and
     non-negotiable time deposits maturing in more
     than seven days, illiquid restricted
     securities and other securities which are not
     readily marketable are not to exceed, in the
     aggregate, 10% of the Fund's total assets and
     (c) the Funds (except Municipal Reserves) may
     engage in securities lending as described in
     each prospectus and in this SAI.


Cash Reserves, Government Reserves, Municipal                           Their Successor Funds may not:
Reserves and Treasury Reserves may not:

------------------------------------------------------------------------------------------------------------------------------------

5.    Borrow money except for temporary or                              5.    Borrow money or issue senior securities except to
      emergency purposes and then only in an amount                           the extent permitted by the 1940 Act, the rules
      not exceeding one-third of the value of total                           and regulations thereunder and any exemptive
      assets.  Any borrowing will be done from a bank                         relief obtained by the Funds.
      and to the extent that such borrowing exceeds 5%
      of the value of the Fund's assets, asset coverage
      of at least 300% is required.  In the event that
      such asset coverage shall at any time fall below
      300%, the Fund shall, within three days thereafter
      or such longer period as the SEC may prescribe
      by rules and regulations, reduce the amount of its
      borrowings to such an extent that the asset
      coverage of such borrowings shall be at least
      300%.  This borrowing provision is included
      solely to facilitate the orderly sale of portfolio
      securities to accommodate heavy redemption
      requests if they should occur and is not for
      investment purposes.  All borrowings will be
      repaid before making additional investments and
      any interest paid on such borrowings will reduce
      income.

6.    Acquire more than 10% of the voting securities of                 6.    Purchase any securities which would cause 25%
      any one issuer.                                                         or more of the value of its total assets at the time
                                                                              of purchase to be invested in the securities of one
                                                                              or more issuers conducting their principal
                                                                              business activities in the same industry, provided
                                                                              that: (a) there is no limitation with respect to
                                                                              obligations issued or guaranteed by the U.S.
                                                                              Government, any state or territory of the United
                                                                              States, or any of their agencies, instrumentalities
                                                                              or political subdivisions, and (b) notwithstanding
                                                                              this limitation or any other fundamental
                                                                              investment limitation, assets may be invested in
                                                                              the securities of one or more management
                                                                              investment copies to the extent permitted by the
                                                                              1940 Act, the rules and regulations thereunder
                                                                              and any exemptive relief obtained by the Funds.


Cash Reserves, Government Reserves, Municipal                     Their Successor Funds may not:
Reserves and Treasury Reserves may not:
------------------------------------------------------------------------------------------------------------------------------------

7.       Purchase securities of other investment                  7.    Purchase securities (except securities issued or
         companies except as permitted by the 1940 Act                  guaranteed by the U.S. Government, its agencies
         and the rules and regulations thereunder and may               or instrumentalities) of any one issuer if, as a
         only purchase securities of other money market                 result, more than 5% of its total assets will be
         funds. Under these rules and regulations, the                  invested in the securities of such issuer or it
         Funds are prohibited from acquiring the securities              would own more than 10% of the voting securities
         of other investment companies if, as a result of               of such issuer, except that (a) up to 25% of its
         such acquisition, the Funds own more than 3%                   total assets may be invested without regard to these
         of the total voting stock of the company; securities           limitations and (b) a Fund's assets may be invested
         issued by any one investment company represent                 in the securities of one or more management investment
         more than 5% of the Fund's total assets; or                    companies to the extent permitted by the 1940 Act, the
         securities (other than treasury stock) issued by all           rules and regulations thereunder and any exemptive relief
         investment companies represent more than 10%                   obtained by the Funds.
         of the total assets of the Fund.  These investment
         companies typically incur fees that are separate
         from those fees incurred directly by the Fund.
         A Fund's purchase of such investment company
         securities results in the layering of expenses, such
         that Shareholders would indirectly bear a
         proportionate share of the operating expenses of
         such investment companies, including advisory
         fees.  It is the position of the SEC's staff that
         certain nongovernmental issues of CMOs and
         REMICS constitute investment companies
         pursuant to the 1940 Act and either (a) investments
         in such instruments are subject to the limitations
         set forth above or (b) the issuers of such
         instruments have received orders from the SEC
         exempting such instruments from the definition
         of investment company.

8.       Invest in companies for the purpose of exercising        8.    No corresponding fundamental investment policy
         control.

9.       Invest in warrants valued at lower of cost or            9.    No corresponding fundamental investment policy
         market exceeding 5% of the Fund's net assets.
         Included in that amount but not to exceed 2% of
         the Fund's net assets, may be warrants not listed
         on the NYSE or AMEX.

10.      Write or purchase puts, calls or combinations           10.    No corresponding fundamental investment policy
         thereof.

11.      Invest in interest in oil, gas or other mineral         11.    No corresponding fundamental investment policy
         exploration or development programs and oil, gas
         or mineral leases.



Cash Reserves, Government Reserves, Municipal                          Their Successor Funds may not:
Reserves and Treasury Reserves may not:
------------------------------------------------------------------------------------------------------------------------------------

12.      Purchase or retain securities of an issuer if, to the         12.   No corresponding fundamental investment policy
         knowledge of the NR, an officer, trustee, or
         partner of NR or adviser of NR owns beneficially
         more than 1/2 of 1% of the shares or securities of
         such issuer and all such officers, trustees and
         partners owning more than 1/2 of 1% of such
         shares or securities together own more than 5%
         of such shares or securities.

13.      Issue senior securities (as defined in the 1940               13.   No corresponding fundamental investment policy
         Act) except in connection with permitted
         borrowings as described above or as permitted
         by rule, regulation or order of the SEC.

14.      Make short sales of securities, maintain a short              14.   No corresponding fundamental investment policy
         position or purchase securities on margin, except
         that the Trust may obtain short-term credits as
         necessary for the clearance of security
         transactions.

15.      Pledge, mortgage or hypothecate assets except to              15.   No corresponding fundamental investment policy
         secure temporary borrowings permitted by (5)
         above in aggregate amounts not to exceed 10% of
         total assets taken at current value at the time of
         the incurrence of such loan, except as permitted
         with respect to securities lending.



Money Market Reserves may not:                                         Its Successor Fund may not:
------------------------------------------------------------------------------------------------------------------------------------

1.   Act as an underwriter of securities within the                    1.    Underwrite any issue of securities within the
     meaning of the 1933 Act except to the extent that                       meaning of the 1933 Act except when it might
     the purchase of obligations directly from the                           technically be deemed to be an underwriter either
     issuer thereof in accordance with the Fund's                            (a) in connection with the disposition of a
     investment objective, policies and limitations                          portfolio security, or (b) in connection with the
     may be deemed to be underwriting.                                       purchase of securities directly from the issuer
                                                                             thereof in accordance with its investment
                                                                             objective.  This restriction shall not limit the
                                                                             Fund's ability to invest in securities issued by
                                                                             other registered investment companies.

2.   Purchase or sell real estate, except that the Fund                2.    Purchase or sell real estate, except a Fund may
     may purchase securities of issuers which deal in                        purchase securities of issuers which deal or invest
     real estate and may purchase securities which are                       in real estate and may purchase securities which
     secured by interests in real estate.                                    are secured by real estate or interests in real
                                                                             estate.

3.   Purchase or sell commodity contracts, or invest in
     oil, gas or mineral exploration or development                    3.    Purchase or sell commodities, except that a Fund
     programs, except that the Fund may, to the extent                       may to the extent consistent with its investment
     appropriate to its investment objective, purchase                       objective, invest in securities of companies that
     publicly traded securities of companies engaging                        purchase or sell commodities or which invest in
     in whole or in part in such activities and may                          such programs, and purchase and sell options,
     enter into futures contracts and related options.                       forward contracts, futures contracts, and options
                                                                             on futures contracts.  This limitation does not
                                                                             apply to foreign currency transactions including
                                                                             without limitation forward currency contracts.

4.   Make loans, except that the Fund may purchase                     4.    Make loans, except to the extent permitted by the
     and hold debt instruments and enter into                                1940 Act, the rules and regulations thereunder
     repurchase agreements in accordance with its                            and any exemptive relief obtained by the Funds.
     investment objective and policies and may lend
     portfolio securities.


5.   Borrow money or issue senior securities, except                   5.    Borrow money or issue senior securities except to
     that the Fund may borrow from banks and enter                           the extent permitted by the 1940 Act, the rules
     into reverse repurchase agreements for temporary                        and regulations thereunder and any exemptive
     purposes in amounts up to one-third of the value                        relief obtained by the Funds.
     of the total assets at the time of such borrowing or
     mortgage, pledge or hypothecate any assets,
     except in connection with any such borrowing
     and then in amounts not in excess of one-third of
     the value of the Fund's total assets at the time of
     such borrowing. The Fund will not purchase
     securities while its borrowings (including reverse
     repurchase agreements) in excess of 5% of its
     total assets are outstanding. Securities held in
     escrow or separate accounts in connection with
     the Fund's investment practices described in this
     SAI or in the prospectuses are not deemed to be
     pledged for purposes of this limitation.


Money Market Reserves may not:           Its Successor Fund may not:
--------------------------------------------------------------------------------
6. Purchase any securities which         6.  Purchase any securities which would
   would cause 25% or more of the value      cause 25% or more of the value
   of the Fund's total assets at the         of its total assets at the time of
   time of purchase to be invested           purchase to be invested in the
   in the securities of one or more          securities of one or more issuers
   issuers conducting their principal        conducting their principal
   business activities in the same           business activities in the same
   industry, provided that (a) there         industry, provided that: (a) there
   is no limitation with respect to:         is no limitation with respect to
   (i) instruments issued or guaranteed      obligations issued or guaranteed by
   by the United States, any state,          the U.S. Government, any state or
   territory or possession of the            territory of the United States, or
   United States, the District of            any of their agencies, instrumenta-
   Columbia or any of their authorities,     lities or political subdivisions,
   agencies, instrumentalities or            and (b) notwithstanding this
   political subdivisions,                   limitation or any other fundamental
   (ii) instruments issued by domestic       investment limitation, assets may
   branches of U.S. banks; and               be invested in the securities of
   (iii) repurchase agreements secured       one or more management investment
   by the instruments described in           copies to the extent permitted by
   clauses (i) and (ii); (b) wholly-         the 1940 Act, the rules and
   owned finance companies will be           regulations thereunder and any
   considered to be in the industries        exemptive relief obtained by the
   of their parents if their                 Funds.
   activities are primarily related to
   financing the activities of the
   parents; and (c) utilities will be
   divided according to their services;
   for example, gas, gas transmission,
   electric and gas, electric and
   telephone will each be considered a
   separate industry.  In construing
   Investment Limitation 10 in accordance
   with SEC policy, to the extent
   permitted, U.S. branches of foreign
   banks will be considered to be U.S.
   banks where they are subject to the
   same regulation as U.S. banks.

Money Market Reserves may not:        Its Successor Fund may not:
--------------------------------------------------------------------------------
7. Purchase securities of any one     7. Purchase securities (except securities
   issuer (other than securities         issued or guaranteed by the U.S.
   issued or guaranteed by the U.S.      Government, its agencies or
   Government, its agencies or           instrumentalities) of any one issuer
   instrumentalities or certificates     if, as a result, more than 5% of its
   of deposit for any such securities)   total assets will be invested in the
   if, immediately after such purchase,  securities of such issuer or it would
   more than 15% of its total assets     own more than 10% of the voting
   would be invested in certificates     securities of such issuer, except
   of deposit or bankers' acceptances    that (a) up to 25% of its total
   of any one bank, or more than 5%      assets may be invested without regard
   of the value of the Fund's total      to these limitations and (b) a Fund's
   assets would be invested in other     assets may be invested in the
   securities of any one bank or in      securities of one or more management
   the securities of any other issuer,   investment companies to the extent
   or more than 10% of the issuer's      permitted by the 1940 Act, the rules
   outstanding voting securities would   and regulations thereunder and any
   be owned by the Fund; except that     exemptive relief obtained by the Funds.
   up to 25% of the value of the
   Fund's total assets may be
   invested without regard to the
   foregoing limitations.  For
   purposes of this limitation, a
   security is considered to be
   issued by the entity (or entities)
   whose assets and revenues back the
   security.  A guarantee of a
   security shall not be deemed to
   be a security issued by the
   guarantor when the value of all
   securities issued and guaranteed
   by the guarantor, and owned by the
   Fund, does not exceed 10% of the
   value of the Fund's total assets.
   In accordance with the current
   regulations of the SEC, the Fund
   intends to limit its investments
   in bankers' acceptances,
   certificates of deposit and other
   securities of any one bank to not
   more than 5% of the Fund's total
   assets at the time of purchase
   (rather than the 15% limitation set
   forth above), provided that the
   Fund may invest up to 25% of its
   total assets in the securities of
   any one issuer for a period of up
   to three business days.  This
   practice, which is not a
   fundamental policy of the Fund,
   could be changed only in the event
   that such regulations of the SEC
   are amended in the future.

8. Purchase securities of companies   8. No corresponding fundamental
   for the purpose of exercising         investment policy
   control.

9. Acquire any other investment       9. No corresponding fundamental investment
   company or investment company         policy
   security except in connection
   with a merger, consolidation,
   reorganization or acquisition of
   assets or where otherwise
   permitted by the 1940 Act.

10.Write or sell put options, call    10.No corresponding fundamental investment
   options, straddles, spreads, or       policy
   any  combination thereof, except
   for transactions in options on
   securities, securities indices,
   futures contracts and options on
   futures contracts.

Money Market Reserves may not:        Its Successor Fund may not:
--------------------------------------------------------------------------------
11. Purchase securities on margin,    11. No corresponding fundamental
    make short sales of securities        investment policy
    or maintain a short position,
    except that (a) this investment
    limitation shall not apply to
    the Fund's transactions in
    futures contracts and related
    options, and (b) the Fund may
    obtain short-term credit as
    may be necessary for the
    clearance of purchases and
    sales of portfolio securities.

California Tax-Exempt Reserves may not:    Its Successor Fund may not:
--------------------------------------------------------------------------------
1. Underwrite any issue of securities      1. Underwrite any issue of
   within the meaning of the 1933             securities within the meaning
   Act, except when it might be               of the 1933 Act except when
   technically deemed to be an underwriter    it might technically be deemed
   either (a) in connection with the          to be an underwriter either (a)
   disposition of a portfolio security,       in connection with the disposition
   or (b) in connection with the purchase     of a portfolio security, or (b)
   of securities directly from the issuer     in connection with the purchase of
   thereof in accordance with its             securities directly from the
   investment objective.                      issuer thereof in accordance with
                                              its investment objective.  This
                                              restriction shall not limit the
                                              Fund's ability to invest in
                                              securities issued by other
                                              registered investment companies.

2. Purchase or sell real estate, except a  2. Purchase or sell real estate,
   Fund may purchase securities of issuers    except a Fund may purchase
   which deal or invest in real estate and    securities of issuers which deal
   may purchase of issuers which deal or      or invest in real estate and
   invest in real estate and may purchase     may purchase of issuers which
   securities which are secured by real       deal or invest in real estate
   estate or interests in real securities     and may purchase securities which
   which are secured by real estate or        are secured by real estate or
   interests in real estate.                  interests in real securities
                                              which are secured by real estate
                                              or interests in real estate.

3. Purchase or sell commodities, except    3. Purchase or sell commodities,
   that a Fund may, to the extent             except that a Fund may to the
   consistent with its investment objective,  extent consistent with its
   invest in securities of companies that     investment objective, invest
   purchase or sell commodities or which      in securities of companies
   invest in such programs, and purchase      that purchase or sell
   and sell options, forward contracts,       commodities or which invest in
   future contracts and options on future     such programs, and purchase and
   contracts.  This limitation does not       sell options, forward contracts,
   apply to foreign currency transactions     futures contracts, and options
   including without limitation forward       on futures contracts.  This
   currency contracts.                        limitation does not apply to
                                              foreign currency transactions
                                              including without limitation
                                              forward currency contracts.


4. Make loans, except to the extent        4. Make loans, except to the extent
   permitted by the 1940 Act.                 permitted by the 1940 Act, the
                                              rules and regulations thereunder
                                              and any exemptive relief obtained
                                              by the Funds.

5. Borrow money, issue senior securities   5. Borrow money or issue senior
   or mortgage, pledge or hypothecate its     securities except to the extent
   assets except to the extent permitted      permitted by the 1940 Act, the
   under the 1940 Act.                        rules and regulations thereunder
                                              and any exemptive relief obtained
                                              by the Funds.

California Tax-Exempt Reserves may not:     Its Successor Fund may not:
--------------------------------------------------------------------------------
6. Purchase any securities which would      6. Purchase any securities which
   cause 25% or more of the value of           would cause 25% or more of the
   its total assets at the time of             value of its  total assets at the
   purchase to be invested in the              time of purchase  to be invested
   securities of one or more issuers           in the securities of one or more
   conducting their principal business         issuers conducting their
   activities in the same industry,            principal business activities
   provided that (a) there is no               in the same industry, provided
   limitation with respect to                  that: (a) there is no limitation
   obligations issued or guaranteed by         with respect to obligations
   the U.S. Government, any state or           issued or guaranteed by  the U.S.
   territory of the United States, or          Government, any state or
   any of their agencies,                      territory of the United States,
   instrumentalities or political              or any of their agencies,
   subdivisions, and (b) not                   instrumentalities or political
   withstanding this limitation or any         subdivisions, and (b)
   other fundamental investment                notwithstanding this limitation
   limitation, assets may be invested          or any other fundamental
   in the securities of one or more            investment limitation, assets
   diversified management investment           may be invested in the securities
   companies to the extent permitted by        of one or more management
   the 1940 Act.  Notwithstanding the          investment copies to the extent
   above limitation, there is no               permitted by the 1940 Act, the
   limitation with respect to investments      rules and regulations thereunder
   by any of the Funds in repurchase           and any exemptive relief obtained
   agreements, domestic bank obligations       by  the Funds.
   and certain bank obligations considered
   to be issued by domestic banks purchase
   to regulations or pronouncements of the
   Securities and Exchange Commission or
   its staff.


Emerging Markets Fund may not:                                 Its Successor Fund may not:
---------------------------------------------------------      ---------------------------------------------------------
1.   Underwrite any issue of securities within the             1.   Underwrite any issue of securities within the
     meaning of the 1933 Act except when it might                   meaning of the 1933 Act except when it might
     technically be deemed to be an underwriter                     technically be deemed to be an underwriter
     either (a) in connection with the disposition                  either (a) in connection with the disposition
     of a portfolio security, or (b) in connection                  of a portfolio security, or (b) in connection
     with the purchase of securities directly from                  with the purchase of securities directly from
     the issuer thereof in accordance with its                      the issuer thereof in accordance with its
     investment objective. This restriction shall                   investment objective. This restriction shall
     not limit the Fund's ability to invest in                      not limit the Fund's ability to invest in
     securities issued by other registered                          securities issued by other registered
     investment companies.                                          investment companies.

2.   Purchase or sell real estate, except a Fund               2.   Purchase or sell real estate, except a Fund
     may purchase securities 2. Purchase or sell                    may purchase securities of issuers which deal
     real estate, except a Fund may purchase                        or invest in real estate and may purchase
     securities of issuers which deal or invest in                  securities which are secured by real estate
     real estate and may purchase of issuers which                  or interests in real estate.
     deal or invest in real estate and may
     purchase securities which are secured by real
     estate or interests in real securities which
     are secured by real estate or interests in
     real estate. estate.

3.   Purchase or sell commodities, except that a               3.   Purchase or sell commodities, except that a
     Fund may to the extent consistent with its                     Fund may to the extent consistent with its
     investment objective, invest in securities of                  investment objective, invest in securities of
     companies that purchase or sell commodities                    companies that purchase or sell commodities
     or which invest in such programs, and                          or which invest in such programs, and
     purchase and sell options, forward contracts,                  purchase and sell options, forward contracts,
     futures contracts, and options on futures                      futures contracts, and options on futures
     contracts. This limitation does not apply to                   contracts. This limitation does not apply to
     foreign currency transactions including                        foreign currency transactions including
     without limitation forward currency                            without limitation forward currency
     contracts.                                                     contracts.

4.   Make loans, except to the extent permitted by             4.   Make loans, except to the extent permitted by
     the 1940 Act, the rules and regulations                        the 1940 Act, the rules and regulations
     thereunder and any exemptive relief obtained                   thereunder and any exemptive relief obtained
     by the Funds.                                                  by the Funds.

5.   Borrow money, issue senior securities or                  5.   Borrow money or issue senior securities
     mortgage, pledge or hypothecate its assets                     except to the extent permitted by the 1940
     except to the extent permitted by the 1940                     Act, the rules and regulations thereunder and
     Act, the rules and regulations thereunder and                  any exemptive relief obtained by the Funds.
     any exemptive relief obtained by the Funds.

                                       C-17


Emerging Markets Fund may not:                              Its Successor Fund may not:
--------------------------------------------------------    --------------------------------------------------------
6.   Purchase any securities which would cause 25%          6.   Purchase any securities which would cause 25%
     or more of the value of its total assets at                 or more of the value of its total assets at
     the time of purchase to be invested in the                  the time of purchase to be invested in the
     securities of one or more issuers conducting                securities of one or more issuers conducting
     their principal business activities in the                  their principal business activities in the
     same industry, provided that: (a) there is no               same industry, provided that: (a) there is no
     limitation with respect to obligations issued               limitation with respect to obligations issued
     or guaranteed by the U.S. Government, any                   or guaranteed by the U.S. Government, any
     state or territory of the United States, or                 state or territory of the United States, or
     any of their agencies, instrumentalities or                 any of their agencies, instrumentalities or
     political subdivisions, and (b)                             political subdivisions, and (b)
     notwithstanding this limitation or any other                notwithstanding this limitation or any other
     fundamental investment limitation, assets may               fundamental investment limitation, assets may
     be invested in the securities of one or more                be invested in the securities of one or more
     management investment companies to the extent               management investment copies to the extent
     permitted by the 1940 Act, the rules and                    permitted by the 1940 Act, the rules and
     regulations thereunder and any exemptive                    regulations thereunder and any exemptive
     relief obtained by the Funds.                               relief obtained by the Funds.

7.   Purchase securities (except securities issued          7.   Purchase securities (except securities issued
     or guaranteed by the U.S. Government, its                   or guaranteed by the U.S. Government, its
     agencies or instrumentalities) of any one                   agencies or instrumentalities) of any one
     issuer if, as a result, more than 5% of its                 issuer if, as a result, more than 5% of its
     total assets will be invested in the                        total assets will be invested in the
     securities of such issuer or it would own                   securities of such issuer or it would own
     more than 10% of the voting securities of                   more than 10% of the voting securities of
     such issuer, except that (a) up to 25% of its               such issuer, except that (a) up to 25% of its
     total assets may be invested without regard                 total assets may be invested without regard
     to these limitations and (b) a Fund's assets                to these limitations and (b) a Fund's assets
     may be invested in the securities of one or                 may be invested in the securities of one or
     more management investment companies to the                 more management investment companies to the
     extent permitted by the 1940 Act.                           extent permitted by the 1940 Act, the rules
                                                                 and regulations thereunder and any exemptive
                                                                 relief obtained by the Funds.

                                       C-18

California Municipal Bond Fund may not:                                 The  Successor Funds may not:
-----------------------------------------------------------------------------------------------------------------------------------

1.   Underwrite any issue of securities within the                      1.   Underwrite any issue of securities within the
     meaning of the 1933 Act except when it might                            meaning of the 1933 Act except when it might
     technically be deemed to be an underwriter                              technically be deemed to be an underwriter
     either (a) in connection with the disposition                           either (a) in connection with the disposition
     of a portfolio security, or (b) in connection                           of a portfolio security, or (b) in connection
     with the purchase of securities directly from                           with the purchase of securities directly from
     the issuer thereof in accordance with its                               the issuer thereof in accordance with its
     investment objective.                                                   investment objective. This restriction shall
                                                                             not limit the Fund's ability to invest in
2.   Purchase or sell real estate, except a Fund                             securities issued by other registered
     may purchase securities of issuers which deal                           investment companies.
     or invest in real estate and may purchase
     securities which are secured by real estate                        2.   Purchase or sell real estate, except a Fund
     or interests in real estate.                                            may purchase securities of issuers which deal
                                                                             or invest in real estate and may purchase
3.   Purchase or sell commodities, except that a                             securities which are secured by real estate
     Fund may to the extent consistent with its                              or interests in real estate.
     investment objective, invest in securities of
     companies that purchase or sell commodities                        3.   Purchase or sell commodities, except that a
     or which invest in such programs, and                                   Fund may to the extent consistent with its
     purchase and sell options, forward contracts,                           investment objective, invest in securities of
     futures contracts, and options on futures                               companies that purchase or sell commodities
     contracts. This limitation does not apply to                            or which invest in such programs, and
     foreign currency transactions including                                 purchase and sell options, forward contracts,
     without limitation forward currency                                     futures contracts, and options on futures
     contracts.                                                              contracts. This limitation does not apply to
                                                                             foreign currency transactions including
                                                                             without limitation forward currency
                                                                             contracts.

4.   Make loans, except to the extent permitted by                      4.   Make loans, except to the extent permitted by
     the 1940 Act.                                                           the 1940 Act, the rules and regulations
                                                                             thereunder and any exemptive relief obtained
                                                                             by the Funds.


5.   Borrow money, issue senior securities or                           5.   Borrow money or issue senior securities
     mortgage, pledge or hypothecate its assets                              except to the extent permitted by the 1940
     except to the extent permitted under the 1940                           Act, the rules and regulations thereunder and
     Act.                                                                    any exemptive relief obtained by the Funds.

6.   Purchase any securities which would cause 25%                      6.   Purchase any securities which would cause 25%
     or more of the value of its total assets at                             or more of the value of its total assets at
     the time of purchase to be invested in the                              the time of purchase to be invested in the
     securities of one or more issuers conducting                            securities of one or more issuers conducting
     their principal business activities in the                              their principal business activities in the
     same industry, provided that: (a) there is no                           same industry, provided that: (a) there is no
     limitation with respect to obligations issued                           limitation with respect to obligations issued
     or guaranteed by the U.S. Government, any                               or guaranteed by the U.S. Government, any
     state or territory of the United States, or                             state or territory of the United States, or
     any of their agencies, instrumentalities or                             any of their agencies, instrumentalities or
     political subdivisions, and (b)                                         political subdivisions, and (b)
     notwithstanding this limitation or any other                            notwithstanding this limitation or any other
     fundamental investment limitation, assets may                           fundamental investment limitation, assets may
     be invested in the securities of one or more                            be invested in the securities of one or more
     diversified management investment companies                             management investment copies to the extent
     to the extent permitted by the 1940 Act and                             permitted by the 1940 Act, the rules and
     the rules and regulations thereunder.                                   regulations thereunder and any exemptive
                                                                             relief obtained by the Funds.


                                   APPENDIX D
                               FORM OF PROXY CARD

                                                     [Insert Fund Name Here]
Nations Funds
101 South Tryon Street                           Special Meeting of Shareholders
33rd Floor                                         to be held on March 27, 2002
One Bank of America Plaza
Charlotte, North Carolina  28255                   The undersigned hereby
                                                   appoints Richard H. Blank,
                                                   Jr., Michael Simons and
                                                   Carolyn Wyse (the "Proxies"),
                                                   and each of them, attorneys
                                                   and proxies of the
                                                   undersigned, each with power
                                                   of substitution and
                                                   resubstitution, to attend,
                                                   vote and act for the
                                                   undersigned at the Special
                                                   Meeting of Shareholders of
                                                   the fund to be held at One
                                                   Bank of America Plaza, 101
                                                   South Tryon Street, 33rd
                                                   Floor, Charlotte, North
                                                   Carolina 28255, at 10:00 a.m.
                                                   (Eastern time) on March 27,
                                                   2002, and at any
                                                   adjournment(s) thereof. The
                                                   Proxies shall cast votes
                                                   according to the number of
                                                   shares of the fund which the
                                                   undersigned may be entitled
                                                   to vote with respect to the
                                                   proposal set forth below, in
                                                   accordance with the
                                                   specification indicated, if
                                                   any, and shall have all the
                                                   powers which the undersigned
                                                   would possess if personally
                                                   present. The undersigned
                                                   hereby revokes any prior
                                                   proxy to vote at such
                                                   meeting, and hereby ratifies
                                                   and confirms all that said
                                                   Proxies, or any of them, may
                                                   lawfully do by virtue hereof
                                                   or thereof.

                                                   THE UNDERSIGNED HEREBY
                                                   ACKNOWLEDGES RECEIPT OF THE
                                                   NOTICE OF SPECIAL MEETING OF
                                                   SHAREHOLDERS OF THE FUND AND
                                                   THE PROXY STATEMENT, DATED
                                                   JANUARY 14, 2002.

                                                   THIS PROXY IS SOLICITED ON
                                                   BEHALF OF THE FUND'S BOARD.
                                                   PLEASE MARK, SIGN, DATE AND
                                                   RETURN THIS PROXY CARD
                                                   PROMPTLY, EITHER BY THE
                                                   ENCLOSED POSTAGE PAID
                                                   ENVELOPE, OR BY TELEPHONE OR
                                                   BY INTERNET.

To vote by Telephone:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

[Insert Fund Name Here]

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
              --------

Vote on Proposal

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

                           FOR           AGAINST     ABSTAIN
                           |_|             |_|          |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

--------------------------------------------------------------------------------

                                Nations Reserves
                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

EX-1              Form of Agreement & Plan of Reorganization

dc-292108